UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 12/31/13

Item 1.  Reports to Stockholders.

Annual Report

December 31, 2013

TOPS® Managed Risk Balanced ETF Portfolio

TOPS® Managed Risk Growth ETF Portfolio

TOPS® Managed Risk Moderate Growth ETF Portfolio

Each a series of the Northern Lights Variable Trust

Distributed by Northern Lights Distributors, LLC

Member FINRA

A Message from the TOPS® Portfolio Management Team

Year end 2013 Shareholder Letter

The U.S. stock market rode a strong wave of economic growth in 2013 to the best results on the S&P 500 index since 1995. While U.S stocks enjoyed abnormal results, far above the expectations of most investors, results were mixed for many other global assets. Despite challenges that required the TOPS Portfolio Management Team to steer the ship through troubled waters, results for the TOPS portfolios exceeded assumptions. Please note that the TOPS Managed Risk Flex ETF Portfolio was launched in August of 2013, therefore, portfolio results for 2013 were limited to the short time this portfolio was available. Some items described below, which occurred prior to the launch of the TOPS Managed Risk Flex ETF Portfolio, only affected other portfolios in the TOPS fund family.

Many investors entered 2013 with high hopes for the economy and financial markets. The primary worries tempering those hopes were related to potential government actions, both in the U.S. and abroad, as it was not clear when the U.S. Federal Reserve would begin reversing its Quantitative Easing (QE) program or whether foreign central banks would be easing further. In that cautioned environment, equities recorded solid gains for the first half of 2013 and the benchmark 10 year U.S. Treasury Bond yield was at 1.6%. When the Fed began to discuss tapering their QE in the middle part of the year, the environment changed drastically as the 10 year yield started a rise toward 3.0%.

Economic growth proved to be the horsepower necessary to drive stock market returns through the tapering uncertainty, as GDP growth for both Q2 and Q3 was surprisingly strong. In fact, the growth rate of 4.1% in Q3 was the best since the fourth quarter of 2011 and the second-fastest since the recovery began in mid-2009. Investors seemed to particularly like that an upward revision in consumer spending was a primary driver of the economic numbers being revised upwards in December. Thus, when QE Tapering was finally announced in December, equity investors interpreted it as a sign that the Fed was more confident that the economy was strengthening. This led 2013 to end with rising trends for the economy, interest rates and the stock market.

The TOPS Portfolios benefitted this year from a general strategic overweight to smaller U.S. stocks, as the S&P small cap 600 and the S&P mid cap 400 returned 42% and 33% respectively, compared to 32% for the large cap S&P 500. Developed International advanced at an above average pace as well, with the MSCI EAFE index up 22%. Why did developed country equities perform so well in 2013? As noted earlier, liquidity was plentiful due to global central banks easing (QE). Likewise, ultra-low interest rates resulted in a favorable environment for “carry-trades” (leverage) for equity investor already shopping at low prices (low P/E valuations). With low interest rates, low inflation (2013 CPI will print at about 1.5%), increased confidence in sustainable GDP growth (GDP accelerated over the course of the year), it was no surprise that valuations rose during 2013.

Returns for developed international stocks were helped by the emergence of Japan and Euro countries from recessions along with further Central Bank easing. During the course of the year, earnings expectations for Europe turned positive and valuations remained cheaper than for U.S. indexes. Although TOPS international holdings reduced returns vs a “U.S. only” strategy, we believe the longer term benefits of diversification remain intact.

1

Emerging Market (EM) stocks continued their volatile history as they switched from leading global equities in 2012 to trailing in 2013. Although local currency EM returns were positive, US Dollar investments in emerging markets lost -2.6% for the year. The return gap between developed and EM was wide most of the year and it widened further in Q4 to finish the year at the worst comparison on record. EM weakness was attributed largely to three factors: (1) EM GDP growth rates slowed across the board during 2013. With higher wage growth than in developed economies, inflation rates picked up and EM earnings growth slowed. (2) EM Central Banks were tighter than developed Central Banks due to inflation and currency concerns (3) Discussions over the U.S. taper caused worries about slowing capital flows into EM. While the impact of EM exposure on TOPS returns in 2013 was not positive, the rationale for maintaining EM exposure is alive and well. EM has stronger demographics, better GDP growth prospects and large currency reserves relative to developed economies; and valuations are now quite favorable.

Successful portfolio management is a difficult task which we believe can only be accomplished through consistent application of a disciplined process. Our process focuses on attempting to optimize the risk versus reward tradeoff. We strive to minimize two types of risk: volatility of portfolio value and risk of loss. We feel our process for searching for reward is crucial to the success of the portfolios, as we emphasize strategic decisions (longer term, driven by fundamentals such as growth, valuation and mean-reversion) rather than higher risk tactical moves (shorter term, driven by momentum and forecasting).

Fortunately, asset class and sector diversification, identification of fundamental trends, and relatively lower portfolio turnover are methods that we utilize to structure the TOPS portfolios. Two of our current portfolio components appear to have been experiencing mean-reversion, whereby trends that carry an asset far above or below its long term expected returns generally revert back to longer term trend lines. The normalization of interest rates is one such case and improved relative returns for EM is another.

For the year, positive bond market returns were difficult to earn as the widely-followed Barclays Aggregate Index recorded a rare negative return of -2.02%. In the U.S. Treasury market, only the very short end of the yield curve eked out modest gains while the 20 year Treasury lost -16.9%. Those returns illustrate how the largest detractor from 2013 bond market returns was the interest rate risk of longer maturity (duration) securities. Economic improvement and narrowing spreads meant the best results were earned by accepting some credit risk, such as corporate bonds.

Happily, that describes the interest rate management strategy that was implemented by the TOPS Portfolio Management Team over the past few years. The three part strategy consisted of duration shortening, increased diversification, and utilization of floating rate securities. Investors flocked to below investment grade securities as default rates remained low, so the best returns were reported by high yield ETFs and floating rate bank loan investments, both held in TOPS portfolios.

We are not shifting our fixed income strategy entering 2014, as it appears the rising trends for both GDP and interest rates remain intact. We are under no illusions that the fixed income environment will not be challenging this year as well. Although the Fed has pledged to keep short term rates low, some uncertainty still remains around how the market will react to the tapering program, so the TOPS Portfolio Management team will continue to closely monitor the probability of these trends continuing.

2

After our strategic results in what we viewed as a relatively difficult market for the core allocations, the TOPS Portfolio Management Team is hopeful going into 2014. The current target allocations seem well positioned for the anticipated market environment. Both developed and emerging markets international stocks seem attractively valued, with many analysts listing international equities among their best prospects for growth in the coming year. A focus for US investors will be whether the economy is genuinely heading into a healthier cycle in which job growth fuels stronger spending by consumers and businesses, or if stocks will require stimulus to advance. We feel TOPS is prepared to handle either scenario. Thank you to all of our investors in 2013. We are happy that we could provide growth for you this year and we look forward to serving you with a disciplined strategy in 2014.

Summary of Milliman Managed Risk Strategy™

The TOPS Managed Risk ETF Portfolios employ the services of Milliman Financial Risk Management, LLC (MFRM) as sub advisor to the funds. MFRM applies the Milliman Managed Risk Strategy (MMRS) to the core TOPS ETF Portfolio allocations in an effort to dynamically manage the volatility and downside risk of the portfolios.  The MMRS is the combination of volatility management and a capital protection strategy.  To carry out the MMRS, the funds utilize exchange traded index based futures contracts.

In 2013, the MMRS had less of an impact on overall results than normally expected.  With overall market volatility somewhat muted, the MMRS primarily functioned to equitize cash positions normally reserved as collateral for carrying out the hedging strategy.  As was the case for most of the year, the underlying volatility of the TOPS Managed Risk ETF Portfolios was below the respective volatility targets of each Portfolio; this allowed the portfolio management team to buy long positions in index based futures contracts to bring the effective equity exposure of each Portfolio near the long term targets.

A noted exception to the generally low level of volatility in 2013 was a short spike in the summer months.  Volatility rose briefly in the summer, coinciding with concerns over a debt deal in the U.S. and uncertainty related to activity in the Japanese markets, only to subside in the following weeks.  This short term rise in volatility led the portfolio management team to reduce effective equity exposure in the Portfolios by taking short positions in selected index based futures contracts.  As volatility lessened, the short positions where closed and the Portfolios returned to equity levels near long term targets.

The TOPS Portfolio Management Team is pleased with the overall results of the MMRS in 2013.  The strategy was carried out in accordance with guidelines and results were in line with expectations.  Entering 2014, the teams at TOPS and MFRM will continue to monitor portfolio volatility and noted increases in activity in emerging markets.  If volatility increases due to market pressures, the MMRS will be active in an attempt to reduce equity exposure and overall market risk.

0436-NLD-1/30/2014

3

TOPS® Managed Risk Balanced ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2013

The Portfolio’s performance figures* for the periods ended December 31, 2013, as compared to its benchmark:

	One	Annualized Since	Annualized Since
	Year	Inception (6/9/11)	Inception (5/1/12)
Managed Risk Balanced ETF Portfolio
Class 1	8.08%	6.07%	N/A
Class 2	7.93%	5.86%	N/A
Class 3	7.65%	N/A	6.96%
Class 4	7.47%	N/A	6.02%
S&P 500 Total Return Index **	32.39%	17.67%	20.50%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	The S&P 500 Total Return Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Equity Funds	44.8%
Debt Funds	42.9%
Other/Cash & Cash Equivalents	12.3%
100.0%
4

TOPS® Managed Risk Growth ETF Portfolio

Portfolio Review (Unaudited)

December 31, 2013

The Portfolio’s performance figures* for the periods ended December 31, 2013, as compared to its benchmark:

	One	Annualized Since	Annualized Since
	Year	Inception (4/26/11)	Inception (5/1/12)
Managed Risk Growth ETF Portfolio
Class 1	16.32%	6.69%	N/A
Class 2	15.96%	6.44%	N/A
Class 3	16.43%	N/A	10.86%
Class 4	15.64%	N/A	11.25%
S&P 500 Total Return Index **	32.39%	15.03%	20.50%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	The S&P 500 Total Return Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Equity Funds	76.4%
Debt Funds	11.7%
Other/Cash & Cash Equivalents	11.9%
100.0%
5

TOPS® Managed Risk Moderate Growth ETF Portfolio

Portfolio Review (Unaudited)

December 31, 2013

The Portfolio’s performance figures* for the periods ended December 31, 2013, as compared to its benchmark:

	One	Annualized Since	Annualized Since
	Year	Inception (6/9/11)	Inception (5/1/12)
Managed Risk Moderate Growth ETF Portfolio
Class 1	12.66%	7.53%	N/A
Class 2	12.39%	7.39%	N/A
Class 3	12.57%	N/A	9.08%
Class 4	12.07%	N/A	8.97%
S&P 500 Total Return Index **	32.39%	17.67%	20.50%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	The S&P 500 Total Return Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Equity Funds	58.4%
Debt Funds	29.7%
Other/Cash & Cash Equivalents	11.9%
100.0%
6

TOPS® Managed Risk Balanced ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value

	EXCHANGE TRADED FUNDS - 87.7%
	DEBT FUNDS - 42.9%
1,882,836	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$46,920,273
303,986	iShares 3-7 Year Treasury Bond ETF	36,487,440
205,574	iShares Floating Rate Bond ETF	10,426,713
280,469	iShares iBoxx $ High Yield Corporate Bond ETF	26,049,961
319,195	iShares iBoxx $ Investment Grade Corporate Bond ETF	36,455,261
789,279	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	41,689,717
419,288	PowerShares Senior Loan Portfolio	10,431,885
679,930	SPDR Barclays Short Term Corporate Bond ETF	20,867,052
177,886	SPDR DB International Government Inflation-Protected Bond ETF	10,397,437
227,013	WisdomTree Emerging Markets Local Debt Fund	10,447,138
		250,172,877
	EQUITY FUNDS - 44.8%
151,860	FlexShares Global Upstream Natural Resources Index Fund	5,210,317
201,441	Guggenheim Timber ETF	5,217,322
233,417	iShares Core S&P Mid-Cap ETF	31,240,531
190,669	iShares Core S&P Small-Cap ETF	20,822,961
78,120	iShares MSCI Brazil Capped ETF	3,490,402
369,667	iShares S&P 500 Growth ETF	36,497,223
548,968	iShares S&P 500 Value ETF	46,914,805
381,280	SPDR Dow Jones International Real Estate ETF	15,708,736
218,376	SPDR Dow Jones REIT ETF	15,563,657
44,829	SPDR S&P China ETF	3,495,317
41,291	Vanguard Energy ETF	5,222,486
101,359	Vanguard FTSE All-World ex-US Small-Cap ETF	10,422,746
822,135	Vanguard FTSE All-World ex-US ETF	41,706,909
339,910	Vanguard FTSE Emerging Markets ETF	13,983,897
50,536	Vanguard Materials ETF	5,217,842
		260,715,151
	TOTAL EXCHANGE TRADED FUNDS (Cost - $476,713,719)	510,888,028

	SHORT-TERM INVESTMENTS - 12.2%
	MONEY MARKET FUNDS - 12.2%
13,750,000	BlackRock Liquidity Funds TempFund Portfolio to yield 0.05% (a)	13,750,000
13,750,000	Federated Prime Cash Obligations Fund to yield 0.03% (a)	13,750,000
43,407,173	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.07% (a)	43,407,173
	TOTAL SHORT-TERM INVESTMENTS (Cost - $70,907,173)	70,907,173

	TOTAL INVESTMENTS - 99.9% (Cost - $547,620,892) (b)	$581,795,201
	OTHER ASSETS AND LIABILITIES - NET - 0.1%	641,486
	TOTAL NET ASSETS - 100.0%	$582,436,687

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2013.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $548,034,706 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$39,738,288
Unrealized depreciation:	(5,977,793)
Net unrealized appreciation:	$33,760,495

See accompanying notes to financial statements.

7

TOPS® Managed Risk Balanced ETF Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

		Unrealized
Contracts		Appreciation
	OPEN LONG FUTURES CONTRACTS
63	MSCI EAFE Index Mini March 2014
	(Underlying Face Amount at Value $6,041,070)	$268,380
86	MSCI Emerging Market Index Mini March 2014
	(Underlying Face Amount at Value $4,372,240)	141,470
45	Russell 2000 Index Mini March 2014
	(Underlying Face Amount at Value $5,226,300)	211,725
68	S&P 500 Index E-Mini March 2014
	(Underlying Face Amount at Value $6,260,250)	231,880
28	S&P Midcap 400 Index E-Mini March 2014
	(Underlying Face Amount at Value $3,750,320)	122,220

	NET UNREALIZED APPRECIATION OF OPEN LONG FURTURES CONTRACTS	$975,675

See accompanying notes to financial statements.

8

TOPS® Managed Risk Growth ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value

	EXCHANGE TRADED FUNDS - 88.1%
	DEBT FUNDS - 11.7%
1,149,559	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$28,647,010
411,038	iShares iBoxx $ High Yield Corporate Bond ETF	38,177,210
542,054	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	28,631,292
624,117	WisdomTree Emerging Markets Local Debt Fund	28,721,864
		124,177,376
	EQUITY FUNDS - 76.4%
834,703	FlexShares Global Upstream Natural Resources Index Fund	28,638,660
737,945	Guggenheim Timber ETF (a)	19,112,776
854,880	iShares Core S&P Mid-Cap ETF	114,417,139
1,134,397	iShares Core S&P Small-Cap ETF	123,887,496
214,440	iShares MSCI Brazil Capped ETF	9,581,179
1,257,594	iShares S&P 500 Growth ETF	124,162,256
1,117,367	iShares S&P 500 Value ETF	95,490,184
698,708	SPDR Dow Jones International Real Estate ETF	28,786,770
266,258	SPDR Dow Jones REIT ETF	18,976,208
123,054	SPDR S&P China ETF	9,594,520
75,624	Vanguard Energy ETF	9,564,924
185,670	Vanguard FTSE All-World ex-US Small-Cap ETF	19,092,446
3,199,313	Vanguard FTSE All-World ex-US ETF	162,301,148
933,557	Vanguard FTSE Emerging Markets ETF	38,406,535
92,574	Vanguard Materials ETF	9,558,265
		811,570,506
	TOTAL EXCHANGE TRADED FUNDS (Cost - $807,069,812)	935,747,882

	SHORT-TERM INVESTMENTS - 12.1%
	MONEY MARKET FUNDS - 12.1%
20,000,000	BlackRock Liquidity Funds TempFund Portfolio to yield 0.05% (b)	20,000,000
20,000,000	Federated Prime Cash Obligations Fund to yield 0.03% (b)	20,000,000
88,665,963	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.07% (b)	88,665,963
	TOTAL SHORT-TERM INVESTMENTS (Cost - $128,665,963)	128,665,963

	TOTAL INVESTMENTS - 100.2% (Cost - $935,735,775) (c)	$1,064,413,845
	OTHER ASSETS AND LIABILITIES - NET - (0.2)%	(2,088,842)
	TOTAL NET ASSETS - 100.0%	$1,062,325,003

(a)	Affiliated company - TOPS Managed Risk Growth ETF holds in excess of 5% of outstanding voting securities of this exchange traded fund.

(b)	Variable rate security, the money market rate shown represents the rate at December 31, 2013.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $936,072,599 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$133,426,534
Unrealized depreciation:	(5,085,288)
Net unrealized appreciation:	$128,341,246

See accompanying notes to financial statements.

9

TOPS® Managed Risk Growth ETF Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

		Unrealized
Contracts		Appreciation
	OPEN LONG FUTURES CONTRACTS
190	MSCI EAFE Index Mini March 2014
	(Underlying Face Amount at Value $18,219,100)	$803,700
307	MSCI Emerging Market Index Mini March 2014
	(Underlying Face Amount at Value $15,607,880)	395,960
185	Russell 2000 Index Mini March 2014
	(Underlying Face Amount at Value $21,485,900)	870,425
210	S&P 500 Index E-Mini March 2014
	(Underlying Face Amount at Value $19,333,125)	690,920
109	S&P Midcap 400 Index E-Mini March 2014
	(Underlying Face Amount at Value $14,599,460)	456,660

	NET UNREALIZED APPRECIATION OF OPEN LONG FUTURES CONTRACTS	$3,217,665

See accompanying notes to financial statements.

10

TOPS® Managed Risk Moderate Growth ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value

	EXCHANGE TRADED FUNDS - 88.1%
	DEBT FUNDS - 29.7%
2,001,447	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$49,876,059
447,255	iShares iBoxx $ High Yield Corporate Bond ETF	41,541,044
509,043	iShares iBoxx $ Investment Grade Corporate Bond ETF	58,137,801
786,456	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	41,540,606
668,552	PowerShares Senior Loan Portfolio	16,633,574
813,108	SPDR Barclays Short Term Corporate Bond ETF	24,954,285
426,364	SPDR DB International Government Inflation-Protected Bond ETF	24,920,976
361,972	WisdomTree Emerging Markets Local Debt Fund	16,657,951
		274,262,296
	EQUITY FUNDS - 58.4%
484,422	FlexShares Global Upstream Natural Resources Index Fund	16,620,519
642,402	Guggenheim Timber ETF (a)	16,638,212
620,164	iShares Core S&P Mid-Cap ETF	83,002,750
607,930	iShares Core S&P Small-Cap ETF	66,392,035
124,590	iShares MSCI Brazil Capped ETF	5,566,681
842,130	iShares S&P 500 Growth ETF	83,143,495
778,208	iShares S&P 500 Value ETF	66,505,656
608,393	SPDR Dow Jones International Real Estate ETF	25,065,792
232,036	SPDR Dow Jones REIT ETF	16,537,206
71,452	SPDR S&P China ETF	5,571,112
65,859	Vanguard Energy ETF	8,329,846
161,631	Vanguard FTSE All-World ex-US Small-Cap ETF	16,620,516
1,966,683	Vanguard FTSE All-World ex-US ETF	99,769,828
541,984	Vanguard FTSE Emerging Markets ETF	22,297,222
80,588	Vanguard Materials ETF	8,320,711
		540,381,581
	TOTAL EXCHANGE TRADED FUNDS (Cost - $737,657,545)	814,643,877

	SHORT-TERM INVESTMENTS - 12.2%
	MONEY MARKET FUNDS - 12.2%
20,000,000	BlackRock Liquidity Funds TempFund Portfolio to yield 0.05% (b)	20,000,000
20,000,000	Federated Prime Cash Obligations Fund to yield 0.03% (b)	20,000,000
72,425,264	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.07% (b)	72,425,264
	TOTAL SHORT-TERM INVESTMENTS (Cost - $112,425,264)	112,425,264

	TOTAL INVESTMENTS - 100.3% (Cost - $850,082,809) (c)	$927,069,141
	OTHER ASSETS AND LIABILITIES - NET - (0.3)%	(2,532,049)
	TOTAL NET ASSETS - 100.0%	$924,537,092

(a)	Affiliated company - TOPS Managed Risk Moderate Growth ETF holds in excess of 5% of outstanding voting securities of this exchange traded fund.

(b)	Variable rate security, the money market rate shown represents the rate at December 31, 2013.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $850,769,708 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$83,247,208
Unrealized depreciation:	(6,947,775)
Net unrealized appreciation:	$76,299,433

See accompanying notes to financial statements.

11

TOPS® Managed Risk Moderate Growth ETF Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

		Unrealized
Contracts		Appreciation
	OPEN LONG FUTURES CONTRACTS
143	MSCI EAFE Index Mini March 2014
	(Underlying Face Amount at Value $13,712,270)	$617,045
194	MSCI Emerging Market Index Mini March 2014
	(Underlying Face Amount at Value $9,862,960)	318,390
110	Russell 2000 Index Mini March 2014
	(Underlying Face Amount at Value $12,775,400)	517,550
137	S&P 500 Index E-Mini March 2014
	(Underlying Face Amount at Value $12,612,563)	457,690
77	S&P Midcap 400 Index E-Mini March 2014
	(Underlying Face Amount at Value $10,313,380)	336,105

	NET UNREALIZED APPRECIATION OF OPEN LONG FUTURES CONTRACTS	$2,246,780

See accompanying notes to financial statements.

12

TOPS® Managed Risk ETF Portfolios

Statements of Assets and Liabilities
December 31, 2013

	Managed Risk	Managed Risk	Managed Risk
	Balanced	Growth	Moderate Growth
Assets:	ETF Portfolio	ETF Portfolio	ETF Portfolio
Affiliated Investments in securities, at cost	$—	$14,550,009	$13,033,959
Unaffiliated Investments in securities, at cost	547,620,892	921,185,766	837,048,850
Total Investments in securities, at cost	547,620,892	935,735,775	850,082,809

Affiliated Investments in securities, at value	$—	$19,112,776	$16,638,212
Unaffiliated Investments in securities, at value	581,795,201	1,045,301,069	910,430,929
Total Investments in securities, at value	581,795,201	1,064,413,845	927,069,141
Deposits with Broker	532,297	1,868,615	1,190,873
Unrealized appreciation on futures contracts	975,675	3,217,665	2,246,780
Receivable for Portfolio shares sold	3,616,374	1,736,977	1,323,946
Receivable for securities sold	1,419,702	1,843,757	2,143,465
Interest and dividends receivable	799,017	1,380,707	1,384,725
Total Assets	589,138,266	1,074,461,566	935,358,930
Liabilities:
Payable for securities purchased	6,030,268	11,350,741	9,944,061
Payable for Portfolio shares redeemed	346,795	200,282	360,609
Accrued investment advisory fees	148,479	268,406	235,263
Accrued distribution (12b-1) fees	126,544	227,665	203,485
Administrative services fee payable	49,493	89,469	78,420
Total Liabilities	6,701,579	12,136,563	10,821,838
Net Assets	$582,436,687	$1,062,325,003	$924,537,092
Components of Net Assets:
Paid in capital	$537,484,853	$926,574,641	$824,849,242
Undistributed net investment income	6,238,668	11,297,748	11,046,180
Accumulated net realized gain (loss) on investments and futures contracts	3,563,182	(7,443,121)	9,408,558
Net unrealized appreciation on investments and futures contracts	35,149,984	131,895,735	79,233,112
Net Assets	$582,436,687	$1,062,325,003	$924,537,092

See accompanying notes to financial statements.

13

TOPS® Managed Risk ETF Portfolios

Statements of Assets and Liabilities (Continued)
December 31, 2013

	Managed Risk	Managed Risk	Managed Risk
	Balanced	Growth	Moderate Growth
	ETF Portfolio	ETF Portfolio	ETF Portfolio

Class 1 Shares:
Net assets	$6,631,884	$36,003,578	$6,389,025
Total shares of beneficial interest outstanding at end of year ($0 par value, unlimited shares authorized)	575,582	3,058,491	535,361

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.52	$11.77	$11.93

Class 2 Shares:
Net assets	$529,690,107	$888,391,143	$814,589,283
Total shares of beneficial interest outstanding at end of year ($0 par value, unlimited shares authorized)	46,194,742	75,838,614	68,479,993

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.47	$11.71	$11.90

Class 3 Shares:
Net assets	$40,787,712	$133,240,938	$101,413,765
Total shares of beneficial interest outstanding at end of year ($0 par value, unlimited shares authorized)	3,527,565	11,388,295	8,515,352

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.56	$11.70	$11.91

Class 4 Shares:
Net assets	$5,326,984	$4,689,344	$2,145,019
Total shares of beneficial interest outstanding at end of year ($0 par value, unlimited shares authorized)	467,789	398,375	180,390

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.39	$11.77	$11.89

See accompanying notes to financial statements.

14

TOPS® Managed Risk ETF Portfolios

Statements of Operations
For the Year Ended December 31, 2013

	Managed Risk	Managed Risk	Managed Risk
	Balanced	Growth	Moderate Growth
	ETF Portfolio	ETF Portfolio	ETF Portfolio
Investment Income:
Dividend income - Affiliated investments	$—	$264,610	$231,879
Dividend income - Unaffiliated investments	9,303,866	16,042,932	15,537,165
Interest income	23,039	36,120	34,539
Total Investment Income	9,326,905	16,343,662	15,803,583
Expenses:
Investment advisory fees	1,422,123	2,341,895	2,186,455
Distribution fees (12b-1) - Class 2 Shares	1,134,808	1,786,912	1,729,003
Distribution fees (12b-1) - Class 3 Shares	39,715	119,447	103,324
Distribution fees (12b-1) - Class 4 Shares	14,039	12,827	5,862
Administrative services fees	474,041	780,632	728,819
Total Expenses	3,084,726	5,041,713	4,753,463
Net Investment Income	6,242,179	11,301,949	11,050,120
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain/(loss) on:
Affiliated Investments	—	221,894	679,393
Unaffiliated Investments	4,040,152	6,635,568	12,194,960
Futures contracts	617,699	(2,935,531)	2,278,143
Distributions of realized gains by underlying investment companies	59,242	86,259	83,196
Total net realized gain	4,717,093	4,008,190	15,235,692
Net change in unrealized appreciation (depreciation) on:
Affiliated Investments	—	3,125,045	2,422,765
Unaffiliated Investments	23,977,167	97,873,058	54,687,115
Futures contracts	784,990	2,559,742	1,822,880
	24,762,157	103,557,845	58,932,760
Net Realized and Unrealized Gain on Investments	29,479,250	107,566,035	74,168,452
Net Increase in Net Assets Resulting from Operations	$35,721,429	$118,867,984	$85,218,572

See accompanying notes to financial statements.

15

TOPS® Managed Risk ETF Portfolios

Statements of Changes in Net Assets

	Managed Risk Balanced ETF Portfolio
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$6,242,179	$4,008,823
Net realized gain (loss) on investments and futures contracts	4,657,851	(1,191,839)
Distributions of realized gains by underlying investment companies	59,242	15,282
Net change in unrealized appreciation on investments and futures contracts	24,762,157	10,733,389
Net increase in net assets resulting from operations	35,721,429	13,565,655
From Distributions to Shareholders:
From Net Investment Income:
Class 1	(55,771)	(4,662)
Class 2	(3,766,105)	(231,492)
Class 3	(165,833)	—
Class 4	(23,509)	—
Total distributions to shareholders	(4,011,218)	(236,154)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	1,576,441	6,535,934
Class 2	239,326,663	342,444,499
Class 3	42,176,689	16
Class 4	5,666,906	283,716
Reinvestment of distributions
Class 1	55,771	4,662
Class 2	3,766,105	231,492
Class 3	165,833	—
Class 4	23,509	—
Cost of shares redeemed
Class 1	(741,763)	(2,150,652)
Class 2	(89,754,125)	(33,093,149)
Class 3	(2,567,857)	(1)
Class 4	(771,686)	(106)
Net increase in net assets from share transactions of beneficial interest	198,922,486	314,256,411
Total increase in net assets	230,632,697	327,585,912
Net Assets:
Beginning of year	351,803,990	24,218,078
End of year	$582,436,687	$351,803,990
Undistributed net investment income at end of year	$6,238,668	$4,007,707

See accompanying notes to financial statements.

16

TOPS® Managed Risk ETF Portfolios

Statements of Changes in Net Assets (Continued)

	Managed Risk Balanced ETF Portfolio
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
SHARE ACTIVITY
Class 1
Shares Sold	142,689	632,332
Shares Reinvested	4,993	442
Shares Redeemed	(66,570)	(207,567)
Net increase in shares of beneficial interest outstanding	81,112	425,207

Class 2
Shares Sold	21,632,667	33,126,369
Shares Reinvested	338,679	21,984
Shares Redeemed	(8,092,158)	(3,213,112)
Net increase in shares of beneficial interest outstanding	13,879,188	29,935,241

Class 3
Shares Sold	3,741,265	1
Shares Reinvested	14,780	—
Shares Redeemed	(228,481)	—
Net increase in shares of beneficial interest outstanding	3,527,564	1

Class 4
Shares Sold	508,931	26,583
Shares Reinvested	2,127	—
Shares Redeemed	(69,842)	(10)
Net increase in shares of beneficial interest outstanding	441,216	26,573

See accompanying notes to financial statements.

17

TOPS® Managed Risk ETF Portfolios

Statements of Changes in Net Assets (Continued)

	Managed Risk Growth ETF Portfolio
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$11,301,949	$7,872,160
Net realized gain (loss) on investments and futures contracts	3,921,931	(11,094,782)
Distributions of realized gains by underlying investment companies	86,259	16,589
Net change in unrealized appreciation on investments and futures contracts	103,557,845	28,406,033
Net increase in net assets resulting from operations	118,867,984	25,200,000
From Distributions to Shareholders:
From Net Investment Income:
Class 1	(326,754)	(14,515)
Class 2	(6,875,321)	(302,617)
Class 3	(637,404)	—
Class 4	(33,517)	—
Total distributions to shareholders	(7,872,996)	(317,132)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	9,967,131	13,860,983
Class 2	290,336,608	574,733,951
Class 3	127,131,666	16
Class 4	4,255,884	151,859
Reinvestment of distributions
Class 1	326,754	14,515
Class 2	6,875,321	302,617
Class 3	637,404	—
Class 4	33,517	—
Cost of shares redeemed
Class 1	(2,611,817)	(346,878)
Class 2	(82,743,537)	(50,433,027)
Class 3	(624,772)	(1)
Class 4	(56,665)	(51)
Net increase in net assets from share transactions of beneficial interest	353,527,494	538,283,984
Total increase in net assets	464,522,482	563,166,852
Net Assets:
Beginning of year	597,802,521	34,635,669
End of year	$1,062,325,003	$597,802,521
Undistributed net investment income at end of year	$11,297,748	$7,868,795

See accompanying notes to financial statements.

18

TOPS® Managed Risk ETF Portfolios

Statements of Changes in Net Assets (Continued)

	Managed Risk Growth ETF Portfolio
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
SHARE ACTIVITY
Class 1
Shares Sold	905,551	1,413,393
Shares Reinvested	29,279	1,446
Shares Redeemed	(235,621)	(35,453)
Net increase in shares of beneficial interest outstanding	699,209	1,379,386

Class 2
Shares Sold	26,486,172	58,726,222
Shares Reinvested	618,841	30,231
Shares Redeemed	(7,546,227)	(5,171,383)
Net increase in shares of beneficial interest outstanding	19,558,786	53,585,070

Class 3
Shares Sold	11,386,919	2
Shares Reinvested	57,424	—
Shares Redeemed	(56,050)	—
Net increase in shares of beneficial interest outstanding	11,388,293	2

Class 4
Shares Sold	385,721	14,734
Shares Reinvested	3,000	—
Shares Redeemed	(5,075)	(5)
Net increase in shares of beneficial interest outstanding	383,646	14,729

See accompanying notes to financial statements.

19

TOPS® Managed Risk ETF Portfolios

Statements of Changes in Net Assets (Continued)

	Managed Risk Moderate Growth ETF Portfolio
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$11,050,120	$6,604,038
Net realized gain (loss) on investments and futures contracts	15,152,496	(5,356,615)
Distributions of realized gains by underlying investment companies	83,196	19,904
Net change in unrealized appreciation on investments and futures contracts	58,932,760	20,318,677
Net increase in net assets resulting from operations	85,218,572	21,586,004
From Distributions to Shareholders:
From Net Investment Income:
Class 1	(53,808)	(6,336)
Class 2	(6,068,843)	(405,302)
Class 3	(471,936)	—
Class 4	(12,113)	—
Total distributions to shareholders	(6,606,700)	(411,638)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	1,901,045	6,291,568
Class 2	377,895,584	508,309,724
Class 3	97,949,566	16
Class 4	2,062,760	77,202
Reinvestment of distributions
Class 1	53,808	6,336
Class 2	6,068,843	405,302
Class 3	471,936	—
Class 4	12,113	—
Cost of shares redeemed
Class 1	(2,357,368)	(488,401)
Class 2	(157,739,041)	(54,512,215)
Class 3	(995,087)	(1)
Class 4	(112,490)	(36)
Net increase in net assets from share transactions of beneficial interest	325,211,669	460,089,495
Total increase in net assets	403,823,541	481,263,861
Net Assets:
Beginning of year	520,713,551	39,449,690
End of year	$924,537,092	$520,713,551
Undistributed net investment income at end of year	$11,046,180	$6,602,760

See accompanying notes to financial statements.

20

TOPS® Managed Risk ETF Portfolios

Statements of Changes in Net Assets (Continued)

	Managed Risk Moderate Growth ETF Portfolio
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
SHARE ACTIVITY
Class 1
Shares Sold	169,772	612,297
Shares Reinvested	4,712	604
Shares Redeemed	(207,114)	(46,964)
Net increase (decrease) in shares of beneficial interest outstanding	(32,630)	565,937

Class 2
Shares Sold	33,647,737	49,502,313
Shares Reinvested	532,822	38,674
Shares Redeemed	(13,937,502)	(5,314,354)
Net increase in shares of beneficial interest outstanding	20,243,057	44,226,633

Class 3
Shares Sold	8,561,705	1
Shares Reinvested	41,398	—
Shares Redeemed	(87,752)	—
Net increase in shares of beneficial interest outstanding	8,515,351	1

Class 4
Shares Sold	181,827	7,200
Shares Reinvested	1,063	—
Shares Redeemed	(9,696)	(4)
Net increase in shares of beneficial interest outstanding	173,194	7,196

See accompanying notes to financial statements.

21

TOPS® Managed Risk ETF Portfolios

Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 1 Shares
	Year Ended	Year Ended	Period Ended
	December 31, 2013	December 31, 2012	December 31, 2011(a)

Net asset value, beginning of period	$10.75	$9.90	$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.17	0.23	0.25
Net realized and unrealized gain (loss) on investments and futures contracts	0.70	0.63	(0.35)
Total income (loss) from investment operations	0.87	0.86	(0.10)

Less distributions from:
Net investment income	(0.10)	(0.01)	—

Net asset value, end of period	$11.52	$10.75	$9.90

Total return (d)	8.08%	8.69%	(1.00)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$6,632	$5,314	$685
Ratio of expenses to average net assets (e)	0.40%	0.40%	0.40	% (f)
Ratio of net investment income to average net assets (c)(e)	1.51%	2.24%	4.47	% (f)
Portfolio turnover rate	25%	25%	10	% (g)

(a)	The Managed Risk Balanced ETF Portfolio Class 1 commenced operations on June 9, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

22

TOPS® Managed Risk ETF Portfolios

Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 2 Shares
	Year Ended	Year Ended	Period Ended
	December 31, 2013	December 31, 2012	December 31, 2011(a)

Net asset value, beginning of period	$10.71	$9.89	$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.14	0.26	0.19
Net realized and unrealized gain (loss) on investments and futures contracts	0.71	0.57	(0.30)
Total income (loss) from investment operations	0.85	0.83	(0.11)
Less distributions from:
Net investment income	(0.09)	(0.01)	—

Net asset value, end of period	$11.47	$10.71	$9.89

Total return (d)	7.93%	8.39%	(1.10)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$529,690	$346,206	$23,533
Ratio of expenses to average net assets (e)	0.65%	0.65%	0.65	% (f)
Ratio of net investment income to average net assets (c) (e)	1.30%	2.49%	3.46	% (f)
Portfolio turnover rate	25%	25%	10	% (g)

(a)	The Managed Risk Balanced ETF Portfolio Class 2 commenced operations on June 9, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

23

TOPS® Managed Risk ETF Portfolios

Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 3 Shares
	Year Ended	Period Ended
	December 31, 2013	December 31, 2012(a)

Net asset value, beginning of period	$10.83	$10.42

Income (loss) from investment operations:
Net investment income (b) (c)	0.22	0.19
Net realized and unrealized gain on investments and futures contracts	0.61	0.22
Total income from investment operations	0.83	0.41

Less distributions from:
Net investment income	(0.10)	—

Net asset value, end of period	$11.56	$10.83

Total return (d)	7.65%	3.93%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$40,788	$16	(h)
Ratio of expenses to average net assets (e)	0.75%	0.75	% (f)
Ratio of net investment income to average net assets (c) (e)	1.93%	2.72	% (f)
Portfolio turnover rate	25%	25	% (g)

(a)	The Managed Risk Balanced ETF Portfolio Class 3 commenced operations on May 1, 2012.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

(h)	Actual net assets, not truncated.

See accompanying notes to financial statements.

24

TOPS® Managed Risk ETF Portfolios

Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 4 Shares
	Year Ended	Period Ended
	December 31, 2013	December 31, 2012(a)

Net asset value, beginning of period	$10.69	$10.42

Income (loss) from investment operations:
Net investment income (b) (c)	0.13	0.76
Net realized and unrealized gain (loss) on investments and futures contracts	0.67	(0.49	) (d)
Total income from investment operations	0.80	0.27

Less distributions from:
Net investment income	(0.10)	—

Net asset value, end of period	$11.39	$10.69

Total return (e)	7.47%	2.59%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$5,327	$284
Ratio of expenses to average net assets (f)	1.00%	1.00	% (g)
Ratio of net investment income to average net assets (c) (f)	1.16%	10.49	% (g)
Portfolio turnover rate	25%	25	% (h)

(a)	The Managed Risk Balanced ETF Portfolio Class 4 commenced operations on May 1, 2012.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	The amount of net gain (loss) from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Portfolio shares during the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

25

TOPS® Managed Risk ETF Portfolios

Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 1 Shares
	Year Ended	Year Ended	Period Ended
	December 31, 2013	December 31, 2012	December 31, 2011(a)

Net asset value, beginning of period	$10.22	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.18	0.21	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	1.48	0.59	(0.93)
Total income (loss) from investment operations	1.66	0.80	(0.57)

Less distributions from:
Net investment income	(0.11)	(0.01)	—

Net asset value, end of period	$11.77	$10.22	$9.43

Total return (d)	16.32%	8.45%	(5.70)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$36,004	$24,123	$9,242
Ratio of expenses to average net assets (e)	0.40%	0.40%	0.40	% (f)
Ratio of net investment income to average net assets (c) (e)	1.66%	2.12%	5.59	% (f)
Portfolio turnover rate	15%	8%	28	% (g)

(a)	The Managed Risk Growth ETF Portfolio Class 1 commenced operations on April 26, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

26

TOPS® Managed Risk ETF Portfolios

Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 2 Shares
	Year Ended	Year Ended	Period Ended
	December 31, 2013	December 31, 2012	December 31, 2011(a)

Net asset value, beginning of period	$10.19	$9.42	$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.15	0.24	0.34
Net realized and unrealized gain (loss) on investments and futures contracts	1.47	0.54	(0.92)
Total income (loss) from investment operations	1.62	0.78	(0.58)

Less distributions from:
Net investment income	(0.10)	(0.01)	—

Net asset value, end of period	$11.71	$10.19	$9.42

Total return (d)	15.96%	8.24%	(5.80)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$888,391	$573,528	$25,393
Ratio of expenses to average net assets (e)	0.65%	0.65%	0.65	% (f)
Ratio of net investment income to average net assets (c) (e)	1.40%	2.43%	5.18	% (f)
Portfolio turnover rate	15%	8%	28	% (g)

(a)	The Managed Risk Growth ETF Portfolio Class 2 commenced operations on April 26, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

27

TOPS® Managed Risk ETF Portfolios

Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 3 Shares
	Year Ended	Period Ended
	December 31, 2013	December 31, 2012(a)

Net asset value, beginning of period	$10.15	$9.95

Income from investment operations:
Net investment income (b) (c)	0.26	0.17
Net realized and unrealized gain on investments and futures contracts	1.40	0.03
Total income from investment operations	1.66	0.20

Less distributions from:
Net investment income	(0.11)	—

Net asset value, end of period	$11.70	$10.15

Total return (d)	16.43%	2.01%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$133,241	$15	(h)
Ratio of expenses to average net assets (e)	0.75%	0.75	% (f)
Ratio of net investment income to average net assets (c) (e)	2.28%	2.67	% (f)
Portfolio turnover rate	15%	8	% (g)

(a)	The Managed Risk Growth ETF Portfolio Class 3 commenced operations on May 1, 2012.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

(h)	Actual net assets, not truncated.

See accompanying notes to financial statements.

28

TOPS® Managed Risk ETF Portfolios

Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 4 Shares
	Year Ended	Period Ended
	December 31, 2013	December 31, 2012(a)

Net asset value, beginning of period	$10.28	$9.95

Income (loss) from investment operations:
Net investment income (b) (c)	0.17	0.47
Net realized and unrealized gain (loss) on investments and futures contracts	1.43	(0.14	) (d)
Total income from investment operations	1.60	0.33

Less distributions from:
Net investment income	(0.11)	—

Net asset value, end of period	$11.77	$10.28

Total return (e)	15.64%	3.32%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$4,689	$151
Ratio of expenses to average net assets (f)	1.00%	1.00	% (g)
Ratio of net investment income to average net assets (c) (f)	1.48%	6.97	% (g)
Portfolio turnover rate	15%	8	% (h)

(a)	The Managed Risk Growth ETF Portfolio Class 4 commenced operations on May 1, 2012.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	The amount of net gain (loss) from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Portfolio shares during the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

29

TOPS® Managed Risk ETF Portfolios

Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 1 Shares
	Year Ended	Year Ended	Period Ended
	December 31, 2013	December 31, 2012	December 31, 2011(a)

Net asset value, beginning of period	$10.68	$9.82	$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.18	0.25	0.14
Net realized and unrealized gain (loss) on investments and futures contracts	1.17	0.62	(0.32)
Total income (loss) from investment operations	1.35	0.87	(0.18)

Less distributions from:
Net investment income	(0.10)	(0.01)	—

Net asset value, end of period	$11.93	$10.68	$9.82

Total return (d)	12.66%	8.88%	(1.80)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$6,389	$6,068	$20
Ratio of expenses to average net assets (e)	0.40%	0.40%	0.40	% (f)
Ratio of net investment income to average net assets (c) (e)	1.57%	2.46%	2.39	% (f)
Portfolio turnover rate	25%	12%	7	% (g)

(a)	The Managed Risk Moderate Growth ETF Portfolio Class 1 commenced operations on June 9, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

30

TOPS® Managed Risk ETF Portfolios

Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 2 Shares
	Year Ended	Year Ended	Period Ended
	December 31, 2013	December 31, 2012	December 31, 2011(a)

Net asset value, beginning of period	$10.67	$9.83	$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.17	0.27	0.21
Net realized and unrealized gain (loss) on investments and futures contracts	1.15	0.58	(0.38)
Total income (loss) from investment operations	1.32	0.85	(0.17)

Less distributions from:
Net investment income	(0.09)	(0.01)	—

Net asset value, end of period	$11.90	$10.67	$9.83

Total return (d)	12.39%	8.66%	(1.70)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$814,589	$514,568	$39,430
Ratio of expenses to average net assets (e)	0.65%	0.65%	0.65	% (f)
Ratio of net investment income to average net assets (c) (e)	1.49%	2.57%	3.78	% (f)
Portfolio turnover rate	25%	12%	7	% (g)

(a)	The Managed Risk Moderate Growth ETF Portfolio Class 2 commenced operations on June 9, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

31

TOPS® Managed Risk ETF Portfolios

Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 3 Shares
	Year Ended	Period Ended
	December 31, 2013	December 31, 2012(a)

Net asset value, beginning of period	$10.67	$10.39

Income from investment operations:
Net investment income (b) (c)	0.25	0.20
Net realized and unrealized gain on investments and futures contracts	1.09	0.08
Total income from investment operations	1.34	0.28

Less distributions from:
Net investment income	(0.10)	—

Net asset value, end of period	$11.91	$10.67

Total return (d)	12.57%	2.69%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$101,414	$15	(h)
Ratio of expenses to average net assets (e)	0.75%	0.75	% (f)
Ratio of net investment income to average net assets (c) (e)	2.17%	2.95	% (f)
Portfolio turnover rate	25%	12	% (g)

(a)	The Managed Risk Moderate Growth ETF Portfolio Class 3 commenced operations on May 1, 2012.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

(h)	Actual net assets, not truncated.

See accompanying notes to financial statements.

32

TOPS® Managed Risk ETF Portfolios

Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 4 Shares
	Year Ended	Period Ended
	December 31, 2013	December 31, 2012(a)

Net asset value, beginning of period	$10.70	$10.39

Income (loss) from investment operations:
Net investment income (b) (c)	0.18	0.58
Net realized and unrealized gain (loss) on investments and futures contracts	1.11	(0.27)	(d)
Total income from investment operations	1.29	0.31

Less distributions from:
Net investment income	(0.10)	—

Net asset value, end of period	$11.89	$10.70

Total return (e)	12.07%	2.98%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$2,145	$77
Ratio of expenses to average net assets (f)	1.00%	1.00	% (g)
Ratio of net investment income to average net assets (c) (f)	1.56%	8.19	% (g)
Portfolio turnover rate	25%	12	% (h)

(a)	The Managed Risk Moderate Growth ETF Portfolio Class 4 commenced operations on May 1, 2012.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	The amount of net gain (loss) from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Portfolio shares during the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

33

TOPS® Managed Risk ETF Portfolios

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.	ORGANIZATION

The TOPS® Managed Risk ETF Portfolios, formerly the TOPSTM Protected Portfolios (each a “Portfolio”, collectively the “Portfolios”) is comprised of three different actively managed portfolios. Each Portfolio is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses. The investment objective of each Portfolio is as follows:

Portfolio	Primary Objective

Managed Risk Balanced ETF Portfolio	Income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

Managed Risk Growth ETF Portfolio	Capital appreciation with less volatility than the equity markets as a whole.

Managed Risk Moderate Growth Portfolio	Capital appreciation with less volatility than the equity markets as a whole.

The Portfolios currently offer four classes of shares: Class 1 Shares, Class 2 Shares, Class 3 Shares and Class 4 Shares. Each class of shares of the Portfolios has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Portfolios’ share classes differ in the fees and expenses charged to shareholders. The Portfolios’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Futures and options on futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Valuation of Fund of Funds – The Portfolios may invest in portfolios of open-end investment companies (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

A Portfolio may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”).  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or Sub-Advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

34

TOPS® Managed Risk ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or Sub-Advisor. The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor or Sub-Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor or Sub-Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor or Sub-Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Advisor or Sub-Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013 for each Portfolio’s investments measured at fair value:

35

TOPS® Managed Risk ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

TOPS Managed Risk Balanced ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$510,888,028	$—	$—	$510,888,028
Short-Term Investments	70,907,173	—	—	70,907,173
Long Futures Contracts **	975,675	—	—	975,675
Total	$582,770,876	$—	$—	$582,770,876

TOPS Managed Risk Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$935,747,882	$—	$—	$935,747,882
Short-Term Investments	128,665,963	—	—	128,665,963
Long Futures Contracts **	3,217,665	—	—	3,217,665
Total	$1,067,631,510	$—	$—	$1,067,631,510

TOPS Managed Risk Moderate Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$814,643,877	$—	$—	$814,643,877
Short-Term Investments	112,425,264	—	—	112,425,264
Long Futures Contracts **	2,246,780	—	—	2,246,780
Total	$929,315,921	$—	$—	$929,315,921

The Portfolios did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 or Level 2 during the year. It is the Portfolios’ policy to record transfers into or out of Level 1 or Level 2 at the end of the year.

*	Refer to the Portfolios of Investments for security classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Federal income tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

36

TOPS® Managed Risk ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio’s 2011 and 2012 tax returns or expected to be taken in each Portfolio’s 2013 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolios make significant investments. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (each Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The derivative instruments outstanding as of December 31, 2013 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Offsetting of Financial Assets and Derivative Assets

The following table presents the each Portfolio’s asset derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2013.

Managed Risk Balanced ETF Portfolio

	Gross Amounts of	Financial Instruments	Cash Collateral
Description	Recognized Assets	Pledged	Pledged	Net Amount of Assets
Futures Contracts	$975,675	$—	$532,297	$1,507,972
Total	$975,675	$—	$532,297	$1,507,972

Managed Risk Growth ETF Portfolio

	Gross Amounts of	Financial Instruments	Cash Collateral
Description	Recognized Assets	Pledged	Pledged	Net Amount of Assets
Futures Contracts	$3,217,665	$—	$1,868,615	$5,086,280
Total	$3,217,665	$—	$1,868,615	$5,086,280

Managed Risk Moderate Growth ETF Portfolio

	Gross Amounts of	Financial Instruments	Cash Collateral
Description	Recognized Assets	Pledged	Pledged	Net Amount of Assets
Futures Contracts	$2,246,780	$—	$1,190,873	$3,437,653
Total	$2,246,780	$—	$1,190,873	$3,437,653
37

TOPS® Managed Risk ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Exchange Traded Funds – The Portfolios may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Managed Risk Balanced ETF Portfolio	$281,698,462	$106,150,307
Managed Risk Growth ETF Portfolio	406,050,245	103,153,163
Managed Risk Moderate Growth ETF Portfolio	448,398,876	160,711,802

4.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities. Companies which are affiliates of the Managed Risk Growth ETF Portfolio and Managed Risk Moderate Growth ETF Portfolio at December 31, 2013 are noted in each Portfolio’s Portfolio of Investments. Transactions during the year with companies which are affiliates are as follows:

TOPS Managed Risk Growth ETF Portfolio

CUSIP	Description	Value- Beginning of Year	Purchases	Sales Proceeds	Dividends Credited to Income	Realized Gains	Change in Unrealized Appreciation/ (Depreciation)	Value-End of Year
18383Q879	Guggenheim Timber ETF	$10,688,526	$6,318,137	$1,240,826	$264,610	$221,894	$3,125,045	$19,112,776

TOPS Managed Risk Moderate Growth ETF Portfolio

CUSIP	Description	Value - Beginning of Year	Purchases	Sales Proceeds	Dividends Credited to Income	Realized Gains	Change in Unrealized Appreciation/ (Depreciation)	Value-End of Year
18383Q879	Guggenheim Timber ETF	$9,326,527	$7,287,652	$3,078,125	$231,879	$679,393	$2,422,765	$16,638,212
38

TOPS® Managed Risk ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

5.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

ValMark Advisors, Inc. serves as the Portfolios’ Investment Advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolios’ Sub-Advisor (the “Sub-Advisor”). The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Trust are also officers of GFS.

Pursuant to an Advisory Agreement with the Trust, the Advisor, under the oversight of the Board, directs the daily operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.30% of each Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly.

The Trust, with respect to the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (“12b-1 Plan” or “Plan”) for each of Class 2 Shares, Class 3 Shares and Class 4 Shares. The fee is calculated at an annual rate of 0.25%, 0.35% and 0.60% of the average daily net assets attributable to each Portfolio’s Class 2 Shares, Class 3 Shares and Class 4 Shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of each Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. The Distributor is an affiliate of GFS.

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expense, Trustees fees and Custody Fees. For the year ended December 31, 2013, the Trustees received fees in the amount of $5,401 on behalf of each Portfolio.

The approved entities may be affiliates of GFS. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Portfolios.

In addition, certain affiliates of GFS provide ancillary services to the Portfolios as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from GFS under the administrative servicing agreement.

39

TOPS® Managed Risk ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under section 2(a) 9 of the 1940 Act. As of December 31, 2013, ownership percentages of the voting securities of each Portfolio that may be deemed to control each Portfolio was as follows:

Managed Risk Balanced ETF Portfolio

Ohio National Life Insurance Company	85%

Managed Risk Growth ETF Portfolio

Ohio National Life Insurance Company	72%

Managed Risk Moderate Growth ETF Portfolio

Ohio National Life Insurance Company	82%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of portfolio distributions paid for the following years were as follows:

	For the year ended December 31, 2013			For the year ended December 31, 2012
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gains	Total	Income	Capital Gains	Total
Managed Risk Balanced ETF Portfolio	$4,011,218	$—	$4,011,218	$236,154	$—	$236,154
Managed Risk Growth ETF Portfolio	7,872,996	—	7,872,996	317,132	—	317,132
Managed Risk Moderate Growth ETF Portfolio	6,606,700	—	6,606,700	411,638	—	411,638

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Post October Loss and Late Year Loss	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
Managed Risk Balanced ETF Portfolio	$6,238,668	$4,952,671	$—	$—	$33,760,495	$44,951,834
Managed Risk Growth ETF Portfolio	11,297,748	—	(3,888,632)	—	128,341,246	135,750,362
Managed Risk Moderate Growth ETF Portfolio	11,046,180	12,342,237	—	—	76,299,433	99,687,850

The difference between book basis and tax basis unrealized appreciation, undistributed ordinary income and accumulated net realized gain from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open Section 1256 contracts.

At December 31, 2013, the following Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
Fund	Short-Term	Long-Term	Total
Managed Risk Balanced ETF Portfolio	$—	$—	$—
Managed Risk Growth ETF Portfolio	3,888,632	—	3,888,632
Managed Risk Moderate Growth ETF Portfolio	—	—	—

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there are no subsequent events requiring adjustment or disclosure in the financial statements.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Growth ETF Portfolio, and TOPS® Managed Risk Moderate Growth ETF Portfolio and
Board of Trustees of Northern Lights Variable Trust

We have audited the accompanying statements of assets and liabilities TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Growth ETF Portfolio, and TOPS® Managed Risk Moderate Growth ETF Portfolio, each a series of shares of beneficial interest of Northern Lights Variable Trust (the “Portfolios”), including the portfolios of investments, as of December 31, 2013, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Growth ETF Portfolio, and TOPS® Managed Risk Moderate Growth ETF Portfolio as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 13, 2014

41

TOPS® Managed Risk ETF Portfolios

 EXPENSE EXAMPLES (Unaudited)

December 31, 2013

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
Class 1	Portfolio’s Annualized Expense Ratio	Beginning Account Value 7-1-13	Ending Account Value 12-31-13	Expenses Paid During Period *	Ending Account Value 12-31-13	Expenses Paid During Period*
Managed Risk Balanced ETF Portfolio	0.40%	$1,000.00	$1,068.80	$2.09	$1,023.19	$2.04
Managed Risk Growth ETF Portfolio	0.40%	$1,000.00	$1,117.30	$2.13	$1,023.19	$2.04
Managed Risk Moderate Growth ETF Portfolio	0.40%	$1,000.00	$1,098.80	$2.12	$1,023.19	$2.04
42

TOPS® Managed Risk ETF Portfolios

 EXPENSE EXAMPLES (Unaudited) (Continued)

December 31, 2013

			Actual		Hypothetical (5% return before expenses)
Class 2	Portfolio’s Annualized Expense Ratio	Beginning Account Value 7-1-13	Ending Account Value 12-31-13	Expenses Paid During Period *	Ending Account Value 12-31-13	Expenses Paid During Period*
Managed Risk Balanced ETF Portfolio	0.65%	$1,000.00	$1,068.30	$3.39	$1,021.93	$3.31
Managed Risk Growth ETF Portfolio	0.65%	$1,000.00	$1,114.70	$3.46	$1,021.93	$3.31
Managed Risk Moderate Growth ETF Portfolio	0.65%	$1,000.00	$1,098.20	$3.44	$1,021.93	$3.31

			Actual		Hypothetical (5% return before expenses)
Class 3	Portfolio’s Annualized Expense Ratio	Beginning Account Value 7-1-13	Ending Account Value 12-31-13	Expenses Paid During Period *	Ending Account Value 12-31-13	Expenses Paid During Period*
Managed Risk Balanced ETF Portfolio	0.75%	$1,000.00	$1,067.60	$3.91	$1,021.42	$3.82
Managed Risk Growth ETF Portfolio	0.75%	$1,000.00	$1,114.90	$4.00	$1,021.42	$3.82
Managed Risk Moderate Growth ETF Portfolio	0.75%	$1,000.00	$1,096.90	$3.96	$1,021.42	$3.82

			Actual		Hypothetical (5% return before expenses)
Class 4	Portfolio’s Annualized Expense Ratio	Beginning Account Value 7-1-13	Ending Account Value 12-31-13	Expenses Paid During Period *	Ending Account Value 12-31-13	Expenses Paid During Period*
Managed Risk Balanced ETF Portfolio	1.00%	$1,000.00	$1,066.70	$5.21	$1,020.16	$5.09
Managed Risk Growth ETF Portfolio	1.00%	$1,000.00	$1,113.10	$5.33	$1,020.16	$5.09
Managed Risk Moderate Growth ETF Portfolio	1.00%	$1,000.00	$1,096.10	$5.28	$1,020.16	$5.09

*	Expenses are equal to the average account value over the period, multiplied by each Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).
43

TOPS® Managed Risk ETF Portfolios

 PROXY VOTING (Unaudited)

December 31, 2013

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin, Mark D. Gersten, John V. Palancia, Andrew Rogers and Mark H. Taylor to the Board of Trustees of the Trust.

	Shares Voted In Favor	Shares Voted Against or Abstentions
Mark Garbin	191,076,081	7,609,470
Mark D. Gersten	190,585,659	8,099,891
John V. Palancia	190,435,396	8,250,154
Andrew Rogers	190,731,148	7,954,403
Mark H. Taylor	190,710,362	7,975,188

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

44

TOPS® Managed Risk ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

Approval of Advisory Agreement – TOPS Managed Risk Portfolios*

In connection with the regular meeting held on December 10-11, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between ValMark Advisors, Inc. (“ValMark”) and the Trust, with respect to the TOPS® Managed Risk Balanced ETF Portfolio (“TOPS® Managed Risk Balanced ETF”), TOPS® Managed Risk Growth ETF Portfolio (“TOPS® Managed Risk Growth ETF”), and TOPS® Managed Risk Moderate Growth ETF Portfolio (“TOPS® Managed Risk Moderate Growth ETF”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed the background information of the key investment personnel who are responsible for servicing the Portfolios, noting that the team is comprised of experienced financial industry professionals with strong credentials, and noted that the investment personnel are capable of providing portfolio management, research and compliance services to the Portfolios to the satisfaction of the Trustees. The Trustees also reviewed the advisor’s organization and reconfirmed ValMark has a robust corporate infrastructure with integrated service departments and an availability of resources which the Trustees considered positive. The Trustees also noted that the advisor had reported no compliance issues, but that a recent SEC examination was completed. The Trustees noted that while their SEC examination was conducted in April 2013, no reports had been issued as of the date of the Meeting, and, that the advisor has had no material compliance or litigation issues to report since the last advisory contract approval. The Trustees reviewed the advisor’s broker-dealer selection process and were satisfied with its approach to best execution practices, which take into consideration the size of the firms, their experience with ETF execution, and the technology offered for execution. The Trustees acknowledged and expressed satisfaction with the advisor’s solid reputation for being one of the top ETF strategists, and have a robust infrastructure and access to quality resources, and concluded the advisor will continue to provide a high level of quality service to the Portfolios for the benefit of their shareholders.

Performance.

TOPS Managed Risk Balanced ETF. The Trustees then evaluated the performance of the TOPS Managed Risk Balanced ETF Portfolio, noting that the Portfolio slightly outperformed its peer group average in 1-year period while modestly underperforming the peer group average since inception, and underperformed the Morningstar category average and S&P 500 over the 1-year period and since inception. The Trustees noted that the Portfolio’s lower volatility target and Milliman overlay have caused much of the relative underperformance, but that such a strategy will benefit shareholders over a full market cycle. The Trustees agreed that underperforming the S&P 500 was expected for a balanced fund when equities are outperforming and concluded that they were satisfied with the Portfolio’s performance.

TOPS Managed Risk Growth ETF. The Trustees then evaluated the performance of the Managed Risk Growth ETF Portfolio using the Milliman overlay, noting that the Portfolio significantly outperformed its peer group average in the trailing 1-year period and underperformed its peer group average since inception, while underperforming the Morningstar category average and the S&P 500 over both periods. The Trustees noted that the Portfolio employs a more diversified approach and volatility hedging, both of which would be expected to create relative underperformance in bull markets similar to the conditions that have existed since the Portfolio’s inception. The Trustees noted that the Portfolio realized capital appreciation with less volatility than equity markets generally, which is consistent with the mandate of the strategy, and concluded that the Portfolio performed as intended and they are satisfied the advisor can continue to provide reasonable performance.

45

TOPS® Managed Risk ETF Portfolios

 SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

TOPS Managed Risk Moderate Growth ETF. The Trustees then evaluated the performance of the Managed Risk Moderate Growth ETF Portfolio, which uses the Milliman overlay, noting that the Portfolio outperformed the peer group average over the 1-year period and since inception, and underperformed the Morningstar category average and the S&P 500 in both periods. The Trustees noted that the Portfolio employs volatility hedging, which would be expected to create relative underperformance in bull markets similar to the conditions that have existed since the Portfolio’s inception. The Trustees noted that the Portfolio’s performance and volatility was consistent with the mandate of the strategy, and concluded that they were satisfied with the Portfolio’s performance and that the advisor can continue to deliver reasonable performance.

Fees and Expenses.

TOPS Managed Risk Balanced ETF. The Trustees then evaluated the advisory fee and expense ratios of the Managed Risk Balanced ETF Portfolio, noting that the Portfolio has the lowest advisory fee in the peer group and nearly the lowest expenses in the peer group, and both the advisory fee and expenses are below the average for the Morningstar category. The Trustees concluded that the Portfolio is very competitively priced, with advisory fees generally well below the competition, and that they are satisfied with the advisory fee and expense levels of the Portfolio.

TOPS Managed Risk Growth ETF. The Trustees then evaluated the advisory fee and expense ratios of the Managed Risk Growth ETF Portfolio, noting that the Portfolio has the lowest advisory fee in the peer group and nearly the lowest expenses in the peer group, and both the advisory fee and expenses are below the average for the Morningstar category. The Trustees concluded that the Portfolio is very competitively priced, with advisory fees generally well below the fees of its peers, and expressed their satisfaction with the Portfolio’s advisory fee and expense levels.

TOPS Managed Risk Moderate Growth ETF. The Trustees then evaluated the advisory fee and expense ratios of the Managed Risk Moderate Growth ETF Portfolio, noting that the Portfolio has the lowest advisory fee in the peer group and nearly the lowest expenses in the peer group, and both the advisory fee and expenses are below the average for the Morningstar category. The Trustees concluded that the Portfolio is very competitively priced, with advisory fees generally well below competing funds, and that they are satisfied with the advisory fee and expense levels.

Economies of Scale. The Trustees noted that the advisor has indicated that they have priced their advisory services to be competitive even at higher asset levels. The Trustees further noted that this aggressive fee schedule makes it unlikely that breakpoints would be instituted in the near future. After discussion, it was the consensus of the Trustees that based on the very competitive fee level of each Portfolio, economies had not yet been reached, but the matter of economies of scale would be revisited as each Portfolio’s size increases significantly.

Profitability. The Trustees considered the profits realized by the advisor in connection with the operation of each Portfolio and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Portfolio. The Trustees also considered the benefits realized by the advisor from other activities related to each Portfolio, and noted that a 5 basis point revenue sharing agreement exists for all Class 1 shares of TOPS Portfolios. The Trustees concluded that based on the profitability information provided by the advisor, the advisor realized a small loss over the past 12 months with respect to each non-Managed Risk Portfolio, while earning reasonable profits on the Managed Risk Portfolios.

Conclusion. Having requested and received such information from the advisor as the Trustees believed to be reasonably necessary to evaluate the terms of each Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that they were satisfied with the services provided by the advisor, and that the advisory fee for each Portfolio is reasonable and that renewal of the agreements is in the best interests of NLVT and the shareholders of each TOPS Portfolio.

46

TOPS® Managed Risk ETF Portfolios

 SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF, TOPS® Managed Risk Moderate Growth ETF (the “TOPS® Managed Portfolios”) – Sub-Advisor: Milliman Financial Risk Management, LLC

Nature, Extent and Quality of Services. The Trustees reviewed the organization and the investment personnel responsible for servicing the Portfolios and expressed their satisfaction with the sub-advisor’s integrated infrastructure, extensive experience and knowledge of senior management and investment personnel, and their access to technology and resources. The Trustees noted that the sub-advisor is responsible for providing integrated investment advisory services to implement the Milliman Protection Strategy within the TOPS Managed Risk Portfolios. The Trustees also noted that risk management calculations are performed daily by the sub-advisor using their internally developed system, which is updated with real time data, to determine the appropriate positions to take in order to implement their overlay risk strategy. The Trustees also noted with satisfaction that the sub-advisor, being a global organization, provides 24 hour coverage through their operations in Chicago, London and Sydney. The Trustees also noted that there were no regulatory or compliance issues reported to the Board. The Trustees recognized the sub-advisor’s reputation as an industry leader in risk management and were satisfied with the organization, concluding that the sub-advisor will continue to provide a high level of quality service to the Portfolios.

Performance.

Managed Risk Balanced Portfolio. The Trustees then evaluated the performance of the sub-advisor, noting that despite the sub-advisor’s negative performance over the 1-year period and since inception, the sub-advisor significantly outperformed its internally created risk overlay benchmark in both the 1-year period and since inception. The Trustees concluded that they were satisfied with the sub-advisor’s performance, as it appears that it is performing as intended.

Managed Risk Growth ETF Portfolio. The Trustees then evaluated the performance of the sub-advisor, noting that despite the sub-advisor’s negative performance over the 1-year period and since inception, the sub-advisor performed at nearly the same level as its internally created risk overlay benchmark in the 1-year period and significantly outperformed the same benchmark since inception. The Trustees concluded that they were satisfied with the sub-advisor’s performance, as it appears that it is performing as intended.

Managed Risk Moderate Growth ETF Portfolio. The Trustees then evaluated the performance of the sub-advisor, noting that despite the sub-advisor’s negative performance over the 1-year period and since inception, the sub-advisor significantly outperformed its internally created risk overlay benchmark in both the 1-year period and since inception. The Trustees concluded that they were satisfied with the sub-advisor’s performance, as it appears that it is performing as intended.

Fees and Expenses. The Trustees noted that for each Managed Risk Portfolio, the advisor charges an annual advisory fee of 0.30%, and that the sub-advisor receives sub-advisory fees from the advisor of 0.20% per Portfolio. The Trustees noted that the sub-advisor charges slightly less to some of the other accounts the sub-advisor advises using a similar strategy, but that lower fees are generally only offered in special circumstances or in anticipation of certain economies. The Trustees concluded that the sub-advisory fees charged by the sub-advisor for a volatility protection overlay and access to the high-quality services of Milliman were reasonable.

Economies of Scale. The Trustees considered whether economies of scale had been achieved with respect to the management of the Portfolios. The Trustees agreed that this was an issue that should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that based on the very competitive fees and expenses of each Portfolio, the current lack of fee breakpoints was acceptable. The Trustees agreed that the possibility of breakpoints and economies of scale would be revisited if the size of any Portfolio significantly increases.

Profitability. The Trustees considered the profits realized by the sub-advisor in connection with the operation of each Portfolio and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Portfolio. The Trustees noted that no additional benefits were realized by the sub-advisor from other activities related to the Portfolios. After further discussion, the Trustees concluded that while the sub-advisor was earning profits from each Portfolio as measured as a percentage of fees earned, the sub-advisor was not earning excessive profits,

47

TOPS® Managed Risk ETF Portfolios

 SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

measured in total dollars or as a percentage of fees earned, from its relationship with each Portfolio. The Trustees also noted that after the sub-advisor’s contribution to distribution efforts, the sub-advisor estimated that it operated at a loss with respect to each Portfolio.

Conclusion. Having requested and received such information from the sub-advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fees are reasonable and that renewal of the agreement is in the best interests of NLVT and the shareholders of each Managed Risk Portfolio.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Portfolio.
48

TOPS® Managed Risk ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2006; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105	AdvisorOne Funds (16 portfolios) (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)
Gary W. Lanzen^ Born in 1954	Trustee Since 2006	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	105	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (2010-2011); Northern Lights Fund Trust (since 2005)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Fund Trust (since 2007)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	105	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013)

12/31/13-NLVT-V2

49

TOPS® Managed Risk ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007)	105	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Fund Trust (since 2013)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	105	Northern Lights Fund Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A

12/31/13-NLVT-V2

50

TOPS® Managed Risk ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^	These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees. For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Portfolios’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-572-5945.

12/31/13-NLVT-V2

51

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
52

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.
53

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR

ValMark Advisers, Inc.

130 Springside Drive

Akron, OH 44333

INVESTMENT SUB-ADVISOR

Milliman, Inc.

71 S. Wacker Drive, 31st Floor

Chicago, IL 60606

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The board of directors of the fund has determined that Mark Taylor, Anthony Hertl and Mark Gersten are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FYE 2013 - $10,000

(b)

Audit-Related Fees

FYE 2013 - None

(c)

Tax Fees

FYE 2013 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

FYE 2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - None

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew Rogers

       Andrew Rogers, President

Date

2/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

        Andrew Rogers, President

Date

2/28/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

2/28/14